UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2006

INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts  02453

(Address of Principal Executive Offices)  (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 2, 2006, Inverness issued a press release entitled “Inverness Medical Innovations Announces Fourth Quarter 2005 Results,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

*99.1	Press Release dated March 2, 2006, entitled “Inverness Medical Innovations Announces Fourth Quarter 2005 Results”

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: March 2, 2006	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel — Corporate & Finance

EXHIBIT INDEX

Exhibit No.	Description

*99.1	Press Release dated March 2, 2006, entitled “Inverness Medical Innovations Announces Fourth Quarter 2005 Results”

*  Filed herewith.